UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04413

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds IV

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2014

Item 1. Reports to Stockholders

Annual report

U.S. growth equity mutual fund

Delaware Smid Cap Growth Fund

September 30, 2014

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Smid Cap Growth Fund at delawareinvestments.com.

Manage your investments online

—	24-hour access to your account information
—	Obtain share prices
—	Check your account balance and recent transactions
—	Request statements or literature
—	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Smid Cap Growth Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Sept. 30, 2014, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review Delaware Smid Cap Growth Fund	October 7, 2014

Performance preview (for the year ended September 30, 2014)
Delaware Smid Cap Growth Fund (Class A shares)	1-year return	+4.19%
Russell 2500™ Growth Index (benchmark)	1-year return	+8.05%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Smid Cap Growth Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Jackson Square Partners, LLC (JSP) is the sub-advisor to the Fund. As sub-advisor, JSP is responsible for day-to-day management of the Fund’s assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company, a series of Delaware Management Business Trust, has ultimate responsibility for all investment advisory services with JSP.

Despite a few economic setbacks, equity markets made fairly steady upward progress during the fiscal year ended Sept. 30, 2014, as indicated by the healthy near-20% gain of the broad-based S&P 500® Index. By market capitalization, large-cap stocks benefited from the strongest gains, with the Russell 1000® Index gaining 19% during the period. Small-cap stocks, in contrast, were more severely affected by external economic events: Returns for the Russell 2000® Index were up and down during the fiscal year, ending the period with a modest 4% gain. Small- to mid-cap stocks found a middle ground during the fiscal year, as reflected by the 9% gain by the Russell 2500™ Index.

As the period opened, moderate economic growth from summer quickly gave way to a harsher economic climate. A partial government shutdown and debt-ceiling crisis in October preceded a series of significant winter storms that swept through North America, leaving broad swaths of the nation homebound for extended periods. The result was a halt in consumer spending and housing activity for much of the winter season. Gross domestic product shrank by 2.1% during the first quarter of 2014, according to the U.S. Commerce Department. The economy recovered somewhat as spring thawed the harsh impact of winter and second-quarter GDP expanded by a healthy 4.6%. Even so, consumer spending accounts for 70% of GDP and labor compensation has been rising at a lower-than-normal pace. Slow wage growth, when combined with inflation, has left the average worker’s earnings in a flat-line scenario. As such, U.S. economic growth continued to accelerate through summer and early fall at a modest pace.

Overseas, geopolitical tensions in Ukraine, Gaza, Iraq, and China added to an already fragile economic environment. Throughout the period, the market carefully watched broad investor confidence levels for a potential effect on domestic economic growth. The U.S. dollar gained significant ground against its major trading partners, due in large part to continued economic and price stagnation within the euro zone. Contributing to lower-than-expected long-term interest rates were flat global growth, a slow housing recovery within the United States, and the expectation that the U.S. Federal Reserve would raise short-term interest rates at a slow pace.

Early in the fiscal year, then–Fed Chairman Ben Bernanke announced a strategy to taper the Fed’s long-standing $85 billion a month Treasury

1

Portfolio management review Delaware Smid Cap Growth Fund

buyback program. The Fed’s strategy remained consistent as it transitioned to new leadership under Chairwoman Janet Yellen. The monthly asset purchases were reduced several times during the period, most recently in September, and will most likely come to a close after the Fed’s upcoming Federal Open Market Committee (FOMC) meeting in October.

Short-term rates remained near zero for the period, although rate normalization appears imminent. FOMC guidance was somewhat unclear about the timing and magnitude of rate hikes but its expected increases should begin sometime between March and September 2015.

Fund performance

For its fiscal year ended Sept. 30, 2014, Delaware Smid Cap Growth Fund (Class A shares) returned +4.19% at net asset value and -1.81% at maximum offer price (both returns reflect all distributions reinvested). In comparison, the Fund’s benchmark, the Russell 2500 Growth Index, returned +8.05% during the same period. For complete annualized performance of Delaware Smid Cap Growth Fund, please see the table on page 4.

VeriFone Systems was a strong contributor to performance during the fiscal year. The company has recovered well after a period of fundamental difficulty as new management has shown solid execution in the company’s international expansion as well as realizing synergies from recent strategic initiatives. Going forward, the company could see some upside as the industry moves toward more-secure payment methods in the wake of several high-profile credit card “hacking” incidents, which could require customers to upgrade point-of-sale terminals with tighter security standards and capabilities.

Ulta Salon, Cosmetics & Fragrance contributed to performance during the fiscal year. The stock appreciated sharply during the latter part of the fiscal year after the company reported better-than-expected financial results driven, in part, by strong same-store sales growth. Additionally, the company recently unveiled a five-year plan with impressive growth estimates that the market viewed favorably. We maintain our belief that Ulta should continue to take share from department stores and mass merchants through its unique one-stop-shop model, access to prestige brands, and superior customer service levels from brand-agnostic employees.

SBA Communications was also a strong contributor to performance during the fiscal year. The company has experienced impressive financial results and price appreciation over the past few years, driven in part by strong organic growth. Our initial thesis for purchasing SBA was based on our belief that the proliferation of wireless devices (smartphones and tablets) is in strong secular demand and the company would play an important role in the industry as an owner of wireless towers in North America. Although we continue to believe the company will play an important role in this secular growth story, we exited the Fund’s position. Strong price appreciation caused the company’s growing market cap to approach the Fund’s upper market-cap limits for this strategy.

K12 was a strong detractor from performance during the 12-month period. Investors have grown concerned regarding its growth trajectory as well as weakness in student enrollment rates. We believe this technology-based provider of education products should continue to participate in the secular growth of complementary services within education, such as online and advanced courses and related materials, and will enhance the traditional teaching experience in the classroom.

NeuStar detracted from performance during the fiscal year. The company experienced weakness as the approval process allowing the company to remain the sole database provider of cell phone

2

numbers and other related information for the North American wireless carrier industry is still in negotiations and has come increasingly into question. While NeuStar may ultimately get the renewal, at least in most of its current form, there are growing concerns. We continue to believe the company has attractive business model characteristics and an attractive cash flow–based valuation. However, we decided to exit the Fund’s position during the period due to this higher risk profile.

NIC was also a detractor from performance during the period. The company is a provider of eGovernment services that assist government’s use of the internet. While the company continues to increase new government-client relationships and renew current contracts, the stock experienced some weakness due to mixed financial results as well as increasing concerns about slowing government spending and local government budgetary issues. We believe the mixed results were nothing more than the reasonable machinations and volatility of a relatively small company in a high growth era of its business life cycle. We continue to believe NIC is in a good position to benefit from the secular growth opportunities of bringing expertise and the operational efficiencies enhanced by the internet to government agencies.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

3

Performance summary Delaware Smid Cap Growth Fund	September 30, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2014
	1 year	5 years	10 years

Class A (Est. March 27, 1986)
Excluding sales charge	+4.19%	+17.89%	+10.42%
Including sales charge	-1.81%	+16.50%	+9.77%

Class C (Est. Nov. 29, 1995)
Excluding sales charge	+3.39%	+17.03%	+9.61%
Including sales charge	+2.40%	+17.03%	+9.61%

Class R (Est. June 2, 2003)
Excluding sales charge	+3.92%	+17.61%	+10.17%
Including sales charge	+3.92%	+17.61%	+10.17%

Institutional Class (Est. Nov. 9, 1992)
Excluding sales charge	+4.44%	+18.21%	+10.73%
Including sales charge	+4.44%	+18.21%	+10.73%

Russell 2500 Growth Index	+8.05%	+16.85%	+10.10%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s

Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual

4

distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class

Total annual operating expenses	1.19%	1.94%	1.44%	0.94%
(without fee waivers)
Net expenses	1.19%	1.94%	1.44%	0.94%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

Performance of a $10,000 Investment1

Average annual total returns from Sept. 30, 2004, through Sept. 30, 2014

For period beginning Sept. 30, 2004, through Sept. 30, 2014	Starting value	Ending value

Russell 2500 Growth Index	$10,000	$26,169
Delaware Smid Cap Growth Fund — Class A shares	$9,425	$25,396

5

Performance summary Delaware Smid Cap Growth Fund

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Sept. 30, 2004, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 6.

The chart also assumes $10,000 invested in the Russell 2500 Growth Index as of Sept. 30, 2004. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-

cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the U.S. equity universe.

The Russell 2000 Index, mentioned on page 1, measures the performance of the small-cap segment of the U.S. equity universe.

The Russell 2500 Index, mentioned on page 1, measures the performance of the small- to mid-cap segment of the U.S. equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DFCIX	245906102
Class C	DEEVX	245906409
Class R	DFRIX	245906508
Institutional Class	DFDIX	245906201

6

Disclosure of Fund expenses For the six-month period from April 1, 2014 to September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2014 to Sept. 30, 2014.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

7

Disclosure of Fund expenses For the six-month period from April 1, 2014 to September 30, 2014 (Unaudited)

Delaware Smid Cap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Annualized Expense Ratio	Expenses Paid During Period 4/1/14 to 9/30/14*
Actual Fund return†
Class A	$1,000.00	$981.50	1.20%	$5.96
Class C	1,000.00	977.70	1.95%	9.67
Class R	1,000.00	980.50	1.45%	7.20
Institutional Class	1,000.00	982.90	0.95%	4.72
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.20%	$6.07
Class C	1,000.00	1,015.29	1.95%	9.85
Class R	1,000.00	1,017.80	1.45%	7.33
Institutional Class	1,000.00	1,020.31	0.95%	4.81

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

8

Security type / sector allocation and top 10 equity holdings Delaware Smid Cap Growth Fund	As of September 30, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	97.31%
Consumer Discretionary	24.99%
Energy	4.76%
Financial Services	22.37%
Healthcare	10.76%
Producer Durables	15.53%
Technology	13.84%
Utilities	5.06%
Short-Term Investments	3.23%
Total Value of Securities	100.54%
Liabilities Net of Receivables and Other Assets	(0.54%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
MSCI Class A	5.92%
Heartland Payment Systems	5.72%
Techne	5.41%
DineEquity	5.39%
Ulta Salon Cosmetics & Fragrance	5.26%
j2 Global	5.06%
Sally Beauty Holdings	5.01%
Graco	4.86%
Core Laboratories	4.76%
Affiliated Managers Group	4.70%

9

Schedule of investments Delaware Smid Cap Growth Fund	September 30, 2014

	Number of shares	Value (U.S. $)

Common Stock – 97.31%

Consumer Discretionary – 24.99%
CBS Outdoor Americas	832,401	$24,922,086
Coupons.com †	992,001	11,864,332
DineEquity	800,009	65,272,734
Dunkin’ Brands Group	724,667	32,479,575
K12 †	1,017,848	16,244,854
Sally Beauty Holdings †	2,214,068	60,599,041
Shutterstock †	386,172	27,564,957
Ulta Salon Cosmetics & Fragrance †	538,407	63,623,555

		302,571,134

Energy – 4.76%
Core Laboratories	394,163	57,685,755

		57,685,755

Financial Services – 22.37%
Affiliated Managers Group †	283,701	56,842,332
Ellie Mae †	548,151	17,869,723
Equity Commonwealth	2,145,852	55,169,855
Heartland Payment Systems	1,450,389	69,212,563
MSCI Class A †	1,524,273	71,671,317

		270,765,790

Healthcare – 10.76%
ABIOMED †	1,574,948	39,105,959
athenahealth †	194,019	25,550,362
Techne	700,686	65,549,175

		130,205,496

Producer Durables – 15.53%
Expeditors International of Washington	1,126,230	45,702,413
Graco	805,511	58,786,193
Ritchie Brothers Auctioneers	1,600,236	35,829,284
Zebra Technologies †	671,315	47,643,226

		187,961,116

Technology – 13.84%
Blackbaud	1,163,201	45,702,167
Logitech International Class R †	3,246,804	41,832,807
NIC	1,650,100	28,414,722
VeriFone Systems †	1,501,123	51,608,609

		167,558,305

Utilities – 5.06%
j2 Global	1,241,143	61,262,819

		61,262,819

Total Common Stock (cost $828,671,102)		1,178,010,415

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	Principal amount°	Value (U.S. $)

Short-Term Investments – 3.23%

Discount Notes – 1.56%≠
Federal Home Loan Bank
0.025% 11/13/14	2,480,523	$2,480,513
0.035% 11/19/14	10,490,273	10,490,231
0.077% 11/14/14	5,950,152	5,950,128

		18,920,872

Repurchase Agreements – 0.64%
Bank of America Merrill Lynch 0.00%, dated 9/30/14, to be repurchased on 10/1/14, repurchase price $3,347,823 (collateralized by U.S. government obligations 1.375%–2.375% 1/15/17–1/15/20; market value $3,414,781)	3,347,823	3,347,823
Bank of Montreal 0.00%, dated 9/30/14, to be repurchased on 10/1/14, repurchase price $1,115,941 (collateralized by U.S. government obligations 0.375%–3.125% 1/31/16–8/15/44; market value $1,138,260)	1,115,941	1,115,941
BNP Paribas 0.00%, dated 9/30/14, to be repurchased on 10/1/14, repurchase price $3,248,236 (collateralized by U.S. government obligations 0.125%–0.25% 5/15/16–7/15/24; market value $3,313,201)	3,248,236	3,248,236

		7,712,000

U.S. Treasury Obligations – 1.03%≠
U.S. Treasury Bill
0.005% 12/26/14	8,980,204	8,979,988
0.093% 11/13/14	3,509,626	3,509,584

		12,489,572

Total Short-Term Investments (cost $39,121,118)		39,122,444

Total Value of Securities – 100.54% (cost $867,792,220)		$1,217,132,859

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

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Statement of assets and liabilities Delaware Smid Cap Growth Fund	September 30, 2014

Assets:
Investments, at value[1]	$1,178,010,415
Short-term investments, at value[2]	39,122,444
Cash	309,113
Receivable for securities sold	2,329,614
Receivable for fund shares sold	214,553

Total assets	1,219,986,139

Liabilities:
Payable for securities purchased	3,930,994
Payable for fund shares redeemed	3,716,639
Investment management fees payable	726,629
Other accrued expenses	514,598
Distribution fees payable to affiliates	237,679
Other affiliates payable	208,940
Trustees’ fees and expenses payable	3,181

Total liabilities	9,338,660

Total Net Assets	$1,210,647,479

Net Assets Consist of:
Paid-in capital	$705,530,024
Accumulated net investment loss	(4,607,544)
Accumulated net realized gain on investments	160,384,360
Net unrealized appreciation of investments	349,340,639

Total Net Assets	$1,210,647,479

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Net Asset Value
Class A:
Net assets	$779,507,098
Shares of beneficial interest outstanding, unlimited authorization, no par	26,769,568
Net asset value per share	$29.12
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$30.90

Class C:
Net assets	$77,021,053
Shares of beneficial interest outstanding, unlimited authorization, no par	3,446,975
Net asset value per share	$22.34

Class R:
Net assets	$16,936,659
Shares of beneficial interest outstanding, unlimited authorization, no par	601,760
Net asset value per share	$28.15

Institutional Class:
Net assets	$337,182,669
Shares of beneficial interest outstanding, unlimited authorization, no par	9,950,720
Net asset value per share	$33.89
[1]Investments, at cost	$828,671,102
[2]Short-term investments, at cost	39,121,118

See accompanying notes, which are an integral part of the financial statements.

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Statement of operations Delaware Smid Cap Growth Fund	Year ended September 30, 2014

Investment Income:
Dividends	$11,035,169
Interest	14,399
Securities lending income	321
Foreign tax withheld	(233,139)

10,816,750

Expenses:
Management fees	9,226,889
Distribution expenses – Class A	2,323,127
Distribution expenses – Class B	24,572
Distribution expenses – Class C	871,858
Distribution expenses – Class R	90,091
Dividend disbursing and transfer agent fees and expenses	1,990,812
Accounting and administration expenses	454,195
Reports and statements to shareholders	139,648
Legal fees	112,389
Custodian fees	91,398
Registration fees	88,172
Trustees’ fees and expenses	65,580
Audit and tax	31,771
Other	51,017

15,561,519
Less waived distribution expenses – Class B	(18,452)
Less expense paid indirectly	(989)

Total operating expenses	15,542,078

Net Investment Loss	(4,725,328)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	189,432,561
Foreign currencies	(57,329)
Foreign currency exchange contracts	(82,727)

Net realized gain	189,292,505

Net change in unrealized appreciation (depreciation) of investments	(128,755,027)

Net Realized and Unrealized Gain	60,537,478

Net Increase in Net Assets Resulting from Operations	$55,812,150

See accompanying notes, which are an integral part of the financial statements.

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Statements of changes in net assets Delaware Smid Cap Growth Fund

	Year ended
	9/30/14	9/30/13
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(4,725,328)	$(3,240,950)
Net realized gain	189,292,505	28,723,005
Net change in unrealized appreciation (depreciation)	(128,755,027)	237,211,836

Net increase in net assets resulting from operations	55,812,150	262,693,891

Dividends and Distributions to Shareholders from:
Net realized gain:
Class A	(35,124,324)	(56,210,388)
Class B	(165,761)	(470,817)
Class C	(4,182,332)	(6,641,334)
Class R	(677,387)	(737,143)
Institutional Class	(7,509,152)	(10,751,329)

	(47,658,956)	(74,811,011)

Capital Share Transactions:
Proceeds from shares sold:
Class A	46,401,012	43,071,934
Class B	1,125	16,344
Class C	4,657,490	5,250,967
Class R	6,150,592	8,664,723
Institutional Class	198,781,799	62,141,832

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	34,142,748	54,616,707
Class B	165,079	466,160
Class C	4,061,829	6,425,200
Class R	677,381	728,582
Institutional Class	7,240,418	10,343,539

	302,279,473	191,725,988

16

	Year ended
	9/30/14	9/30/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(262,820,475)	$(214,577,801)
Class B	(3,580,263)	(3,440,427)
Class C	(19,554,156)	(21,985,240)
Class R	(7,357,513)	(5,723,443)
Institutional Class	(97,007,188)	(98,699,447)

	(390,319,595)	(344,426,358)

Decrease in net assets derived from capital share transactions	(88,040,122)	(152,700,370)

Net Increase (Decrease) in Net Assets	(79,886,928)	35,182,510

Net Assets:
Beginning of year	1,290,534,407	1,255,351,897

End of year	$1,210,647,479	$1,290,534,407

Accumulated net investment loss	$(4,607,544)	$(2,542,082)

See accompanying notes, which are an integral part of the financial statements.

17

Financial highlights Delaware Smid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

18

Year ended
9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

$28.960	$24.930	$21.180	$19.650	$15.560

(0.106)	(0.064)	(0.070)	0.158	(0.094)
1.345	5.676	4.766	2.515	4.184

1.239	5.612	4.696	2.673	4.090

—	—	—	(0.205)	—
(1.079)	(1.582)	(0.946)	(0.938)	—

(1.079)	(1.582)	(0.946)	(1.143)	—

$29.120	$28.960	$24.930	$21.180	$19.650

4.19%	24.34%	22.54%	13.57%	26.29%

$779,507	$956,010	$931,398	$706,442	$256,981
1.19%	1.19%	1.22%	1.32%	1.50%
1.19%	1.24%	1.25%	1.32%	1.53%
(0.36% )	(0.25% )	(0.29% )	0.68%	(0.54%	)
(0.36% )	(0.30% )	(0.32% )	0.68%	(0.57%	)
26%	14%	20%	21%	139%

19

Financial highlights Delaware Smid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

Year ended
9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

$22.620	$19.970	$17.250	$16.210	$12.930

(0.254)	(0.201)	(0.198)	(0.003)	(0.177)
1.053	4.433	3.864	2.083	3.457

0.799	4.232	3.666	2.080	3.280

—	—	—	(0.102)	—
(1.079)	(1.582)	(0.946)	(0.938)	—

(1.079)	(1.582)	(0.946)	(1.040)	—

$22.340	$22.620	$19.970	$17.250	$16.210

3.39%	23.42%	21.68%	12.77%	25.37%

$77,021	$88,886	$88,316	$59,513	$6,329
1.94%	1.94%	1.95%	2.02%	2.20%
1.94%	1.94%	1.95%	2.02%	2.23%
(1.11% )	(1.00% )	(1.02% )	(0.02% )	(1.24%	)
(1.11% )	(1.00% )	(1.02% )	(0.02% )	(1.27%	)
26%	14%	20%	21%	139%

21

Financial highlights Delaware Smid Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended
9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

$28.100	$24.290	$20.700	$19.240	$15.270

(0.175)	(0.125)	(0.123)	0.109	(0.125)
1.304	5.517	4.659	2.455	4.095

1.129	5.392	4.536	2.564	3.970

—	—	—	(0.166)	—
(1.079)	(1.582)	(0.946)	(0.938)	—

(1.079)	(1.582)	(0.946)	(1.104)	—

$28.150	$28.100	$24.290	$20.700	$19.240

3.92%	24.06%	22.29%	13.29%	26.00%

$16,936	$17,428	$11,764	$4,737	$889
1.44%	1.44%	1.45%	1.52%	1.70%
1.44%	1.54%	1.55%	1.62%	1.83%
(0.61% )	(0.50% )	(0.52% )	0.48%	(0.74%	)
(0.61% )	(0.60% )	(0.62% )	0.38%	(0.87%	)
26%	14%	20%	21%	139%

23

Financial highlights Delaware Smid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended
9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

$33.460	$28.480	$24.010	$22.130	$17.470

(0.040)	(0.001)	(0.006)	0.257	(0.049)
1.549	6.563	5.422	2.824	4.709

1.509	6.562	5.416	3.081	4.660

—	—	—	(0.263)	—
(1.079)	(1.582)	(0.946)	(0.938)	—

(1.079)	(1.582)	(0.946)	(1.201)	—

$33.890	$33.460	$28.480	$24.010	$22.130

4.44%	24.66%	22.90%	13.90%	26.67%

$337,183	$224,829	$217,946	$134,974	$36,212
0.94%	0.94%	0.95%	1.02%	1.20%
0.94%	0.94%	0.95%	1.02%	1.23%
(0.11% )	0.00%	(0.02% )	0.98%	(0.24%	)
(0.11% )	0.00%	(0.02% )	0.98%	(0.27%	)
26%	14%	20%	21%	139%

25

Notes to financial statements Delaware Smid Cap Growth Fund	September 30, 2014

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Healthcare Fund and Delaware Smid Cap Growth Fund. These financial statements and the related notes pertain to Delaware Smid Cap Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Prior to Sept. 25, 2014, Class B shares could be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares automatically converted to Class A shares on a quarterly basis approximately eight years after purchase. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the

26

interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Sept. 30, 2011–Sept. 30, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Sept. 30, 2014.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

27

Notes to financial statements Delaware Smid Cap Growth Fund

1. Significant Accounting Policies (continued)

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Sept. 30, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Sept. 30, 2014.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Sept. 30, 2014, the Fund earned $989 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $500 million; 0.65% on the next $1.5 billion; and 0.60% on average daily net assets in excess of $2.5 billion.

28

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Sept. 30, 2014, the Fund was charged $62,680 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Sept. 30, 2014, the amount charged by DSC was $283,833. Pursuant to a sub-transfer agency agreement between DSC, and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and Class C shares, and 0.50% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service fee. DDLP had contracted to waive distribution and service fees in order to limit distribuiton and service fees of Class B shares to 0.25% of average daily net assets.

The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on Oct. 11, 2010. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of: (1) 0.10% of the average daily net assets representing shares acquired prior to June 1, 1992, and (2) 0.25% of the average daily net assets representing shares acquired on or after June 1, 1992. All Class A shareholders bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of the average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Sept. 30, 2014, the Fund was charged $37,590 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

For the year ended Sept. 30, 2014, DDLP earned $27,657 for commissions on sales of the Fund’s Class A shares. For the year ended Sept. 30, 2014, DDLP received gross CDSC commissions of $34 and $554 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

29

Notes to financial statements Delaware Smid Cap Growth Fund

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Sept. 30, 2014, the Fund made purchases of $328,043,274 and sales of $470,637,602 of investment securities other than short-term investments.

At Sept. 30, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$869,729,998

Aggregate unrealized appreciation	$375,712,488
Aggregate unrealized depreciation	(28,309,627)

Net unrealized appreciation	$347,402,861

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for identical or similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are

30

discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Sept. 30, 2014:

	Level 1	Level 2	Total
Common Stock	$1,178,010,415	$—	$1,178,010,415
Short-Term Investments	—	39,122,444	39,122,444

Total	$1,178,010,415	$39,122,444	$1,217,132,859

During the year ended Sept. 30, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the Fair Valuation Procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s net asset value is determined) will be established using a separate pricing feed from a third party vendor designed to establish a price for each security as of the time that the Fund’s net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Sept. 30, 2014, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Sept. 30, 2014 and 2013 was as follows:

	Year ended
	9/30/14	9/30/13
Ordinary income	$—	$10,377,155
Long-term capital gains	47,658,956	64,433,856

Total	$47,658,956	$74,811,011

31

Notes to financial statements Delaware Smid Cap Growth Fund

5. Components of Net Assets on a Tax Basis

As of Sept. 30, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$705,530,024
*Undistributed long-term capital gains	162,322,138
Qualified late year losses deferred	(4,607,544)
Unrealized appreciation	347,402,861

Net assets	$1,210,647,479

*The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from Jan. 1, 2014 through Sept. 30, 2014, and Nov. 1, 2013 through Sept. 30, 2014, respectively, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, gain (loss) on foreign currency transactions, and gains (losses) from redemptions in-kind. Results of operations and net assets were not affected by these reclassifications. For the year ended Sept. 30, 2014, the Fund recorded the following reclassifications:

Accumulated net investment loss	$2,659,866
Accumulated net realized gain	(4,722,794)
Paid-in capital	2,062,928

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6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	9/30/14	9/30/13
Shares sold:
Class A	1,557,930	1,691,122
Class B	50	875
Class C	203,372	263,832
Class R	214,765	340,954
Institutional Class	5,845,503	2,161,670

Shares issued upon reinvestment of dividends and distributions:
Class A	1,144,964	2,430,672
Class B	7,452	27,470
Class C	176,448	363,828
Class R	23,455	33,360
Institutional Class	209,079	399,364

	9,383,018	7,713,147

Shares redeemed:
Class A	(8,941,984)	(8,472,970)
Class B	(162,797)	(180,827)
Class C	(861,930)	(1,120,867)
Class R	(256,770)	(238,288)
Institutional Class	(2,824,054)	(3,494,397)

	(13,047,535)	(13,507,349)

Net decrease	(3,664,517)	(5,794,202)

For the years ended Sept. 30, 2014 and 2013, 109,883 Class B shares were converted to 81,608 Class A shares valued at $2,413,104 and 96,998 Class B shares were converted to 73,096 Class A shares valued at $1,859,300, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the “Statements of changes in net assets.”

Certain shareholders of Class A shares may exchange their shares for Institutional Class shares. For the year ended Sept. 30, 2014, 10,479 Class A shares were exchanged to 9,019 Institutional Class shares valued at $319,747. These exchange transactions are included as subscriptions and redemptions in the table above and the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated

33

Notes to financial statements Delaware Smid Cap Growth Fund

7. Line of Credit (continued)

across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement will expire on Nov. 10, 2014.

The Fund had no amounts outstanding as of Sept. 30, 2014, or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at Sept. 30, 2014.

During the year ended Sept. 30, 2014, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

During the year ended Sept. 30, 2014, the Fund held foreign currency exchange contracts which are reflected in the “Statement of operations” under “Net realized gain (loss) on foreign currency exchange contracts.”

34

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Sept. 30, 2014.

	Long Derivative		Short Derivative
	Volume		Volume
Foreign currency exchange contracts (average cost)	USD	252,704	USD	9,068

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

35

Notes to financial statements Delaware Smid Cap Growth Fund

9. Offsetting (continued)

At Sept. 30, 2014, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$3,347,823	$(3,347,823)	$—	$—
Bank of Montreal	1,115,941	(1,115,941)	—	—
BNP Paribas	3,248,236	(3,248,236)	—	—

Total	$7,712,000	$(7,712,000)	$—	$—

(a) Net represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to

36

pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At Sept. 30, 2014, the Fund had no securities out on loan.

11. Credit and Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Sept. 30, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Sept. 30, 2014, there were no Rule 144A securities held by the Fund and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

37

Notes to financial statements Delaware Smid Cap Growth Fund

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. In-Kind Redemptions

During the year ended Sept. 30, 2014, the Fund satisfied withdrawal requests with transfers of securities and cash of $10,839,888, resulting in net realized gain of $2,077,111.

14. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

15. Subsequent Events

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. Also effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Fund.

On Nov. 10, 2014, the Fund, along with the other Participants, entered into an agreement for a $275,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. The line of credit under the agreement expires on Nov. 9, 2015.

Management has determined that no other material events or transactions occurred subsequent to Sept. 30, 2014 that would require recognition or disclosure in the Fund’s financial statements.

38

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV

and the Shareholders of Delaware Smid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Delaware Smid Cap Growth Fund (one of the series constituting Delaware Group Equity Funds IV, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 18, 2014

39

Other Fund information (Unaudited) Delaware Smid Cap Growth Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Sept. 30, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	100.00%

(A) is based on percentage of the Fund’s total distributions.

Board Consideration of Delaware Smid Cap Growth Fund Sub-Advisory Agreement with Jackson Square Partners, LLC

At a meeting held on Feb. 18–20, 2014 (“Meeting”), the Board of Trustees (“Board”), including a majority of disinterested or Independent Trustees, approved a Sub-Advisory Agreement for Delaware Smid Cap Growth Fund (“Fund”). In making its decision, the Board considered information prepared specifically in connection with the approval of the Sub-advisory Agreement. Information furnished specifically in connection with the approval of the Sub-advisory Agreement with Jackson Square Partners, LLC (“JSP”) included materials provided by JSP concerning, among other things, the nature, extent and quality of service provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of JSP. In addition, the Board considered reports prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”), which compared the Fund’s investment performance and expenses with those of other comparable mutual funds.

In considering information relating to the approval of the Sub-advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract approval considerations.

Nature, Extent and Quality of Service. The Board considered the continuity of investment management to be provided to the Fund and its shareholders. Management provided certain information to the Board regarding the transition of the current portfolio management team (“Focus Growth Team”) to JSP (“Transaction”). Following the close of the Transaction, the Focus Growth Team would continue to provide portfolio management services to the Fund as owners or employees of JSP. In reviewing the nature, extent, and quality of services, the Board considered that the same personnel will be providing portfolio management services to the Fund following the completion of the Transaction, and therefore, considered the many reports furnished to them throughout 2012 and 2013 at regular Board meetings

40

covering matters such as the relative performance of the Fund, and the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund. The Board was pleased with the emphasis placed on research and risk management in the investment process. The Board concluded that it was satisfied with the nature, extent, and quality of the overall services to be provided by JSP.

In addition, the Board considered that in connection with the Transaction, Delaware Investments Advisers Partner, Inc. (“DIAP”) and JSP would enter into a transaction services agreement. Under the terms of this agreement, DIAP and certain of its affiliates would provide compliance and other administrative support to JSP for an 18-month period following the close of the Transaction.

Investment Performance. The Board considered the overall investment performance of the Focus Growth Team and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. The Board reviewed reports prepared by Lipper for the Fund that showed the Fund’s investment performance as of March 31, 2013 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/ best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Annualized investment performance for the Fund was shown for the past one-, three-, five-, and ten-year periods, as applicable, compared to that of the Performance Universe. The Board’s objective was that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. In addition, the Board reviewed more recent Lipper data that had been provided at the quarterly Board meetings held since March 31, 2013. With respect to the Fund’s performance as of Dec. 31, 2013, they noted:

The Performance Universe for the Fund consisted of the Fund and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper comparison showed that the Fund’s total return for the one-, three-, five-, and ten-year periods was in the first quartile of its Performance Universe.

The Board noted that they were satisfied with the overall performance of the Fund. Moreover, the Board concluded that the Transaction was unlikely to have any effect on JSP’s management of the Fund or its investment performance because the current portfolio management personnel will continue to provide portfolio management services to the Funds.

Comparative Expenses. The Board also evaluated expense comparison data for the Fund. JSP provided the Board with information on pricing levels and fee structures for the Fund and comparative funds. The Board noted that JSP’s fees will be paid by the Fund’s advisor, Delaware Management Company, Inc. (“DMC”), not by the Fund. They also focused on the comparative analysis of the effective management fees (including sub-advisory fees) and total expense ratios of the Fund versus the effective management fees (including sub-advisory fees) and expense ratios of a group of funds selected by Lipper as being similar to the Fund (“Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee (including sub-advisory fees) and the actual management fee incurred by

41

Other Fund information (Unaudited) Delaware Smid Cap Growth Fund

Board Consideration of Delaware Smid Cap Growth Fund Sub-Advisory Agreement with Jackson Square Partners, LLC (continued)

the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the applicable Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group. The Fund’s total expenses were also compared with those of its Expense Group. The Board’s objective was for the Fund’s total expense ratio to be competitive with that of the Expense Group. They concluded that, because the sub-advisory fee rate paid by DMC on behalf of the Fund would not change, the Fund’s expenses were satisfactory.

Management Profitability. Management Profitability. Because JSP did not have historical operations, it provided a pro forma profitability analysis to the Board, and the Board considered the level of profits expected to be realized by JSP as part of their annual contract evaluation. The Board discussed the transition services to be provided to JSP by Delaware Investments and the cost of providing those services. The Board also considered the extent to which JSP might derive ancillary benefits from the Fund’s operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as sub-advisor to the Fund and the benefits from allocation of the Fund’s brokerage to improve trading efficiencies. The Board concluded that the sub-advisory fee was reasonable in light of the services to be rendered.

Economies of Scale. The Board considered whether economies of scale would be realized by JSP and the extent to which any economies of scale would be reflected in the level of sub-advisory fees. The Board considered the fact that several of the funds to be managed by JSP had already reached breakpoints in their management fees.

Fall-out Benefits. The Board considered that JSP may derive reputational, strategic and other benefits from its association with the Fund, and evaluated the extent to which JSP might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of its role as a service provider to the Fund and the benefits from allocation of Fund brokerage to improve trading efficiencies. However, the Board concluded that (i) such benefits did not impose a cost or burden on the Fund or its shareholders, and (ii) such benefits would probably have an indirectly beneficial effect on the Fund and its shareholders because of the added importance that JSP might attach to the Fund as a result of the fall-out benefits that the Fund conveyed.

Board Consideration of Delaware Smid Cap Growth Fund Investment Management Agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware Smid Cap Growth Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting,

42

reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies. It was noted that the Board approved a subadvisory agreement between DMC and Jackson Square Partners, LLC in February 2014.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain funds; and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest

43

Other Fund information (Unaudited) Delaware Smid Cap Growth Fund

Board Consideration of Delaware Smid Cap Growth Fund Investment Management Agreement (continued)

performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, to the extent applicable, ended March 31, 2014. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper comparison showed that the Fund’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-year period was in the second quartile of its Performance Universe and the Fund’s total return for the five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies

44

initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

45

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Patrick P. Coyne has served in	65	Board of Governors Member
various executive capacities		Investment Company
at different times at		Institute (ICI)
Delaware Investments.[2]
Director and Audit
Committee Member
Kaydon Corp.
(2007–2013)

Private Investor	65	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Executive Vice President	65	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risk and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004-2014)
(July 2004–March 2011)
President	65	Director — Hershey Trust
Drexel University
(August 2010–Present)		Director and Audit
Committee Member
President		Community Health Systems
Franklin & Marshall College
(July 2002–July 2010)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

48

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	65	None
(2004–Present)

Chief Executive Officer —	65	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	65	Director — HSBC Finance
(2010–April 2013)		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010)
and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

49

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

50

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer	65	Director, Audit
(January 2006–July 2012)		Committee Chair, Investment
Vice President —		Committee Member,
Mergers & Acquisitions		and Governance
(January 2003–January 2006),		Committee Member
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)
Founder	65	Director and Compensation
Investor Analytics		Committee Chairman
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

51

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000 –
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005 –
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as	65	None[3]
Deputy General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	65	None[3]
in various capacities at
different times at
Delaware Investments.
David P. O’Connor has served	65	None[3]
in various executive
and legal capacities at
different times
at Delaware Investments.

Richard Salus has served in	65	None[3]
various executive capacities
at different times at
Delaware Investments.

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

53

About the organization

Board of trustees

Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA	Former Executive Vice President State Street Corporation Brookline, MA John A. Fry President Drexel University Philadelphia, PA	Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú International Miami, FL

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Corporation

St. Paul, MN

J. Richard Zecher

Founder

Investor Analytics

Scottsdale, AZ

Affiliated officers

David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware Smid Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

54

Annual report

Alternative / specialty mutual fund

Delaware Healthcare Fund

September 30, 2014

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Healthcare Fund at delawareinvestments.com.

Manage your investments online

•	24-hour access to your account information

•	Obtain share prices

•	Check your account balance and recent transactions

•	Request statements or literature

•	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Healthcare Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Sept. 30, 2014, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Healthcare Fund	October 7, 2014

Performance preview (for the year ended September 30, 2014)
Delaware Healthcare Fund (Class A shares)	1-year return	+22.68%
Russell 3000® Healthcare Index (benchmark)	1-year return	+26.87%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Healthcare Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market overview

The healthcare industry enjoyed another round of robust growth for the fiscal year ended Sept. 30, 2014. Within the S&P 500® Index, healthcare represented the second-strongest performing sector as the industry continued to benefit from a lower cost of financing stemming from accommodating U.S. fiscal policies. Supplemented by this easing of fiscal policy was the initial 12-month period since the Health Insurance Marketplace exchanges first opened to the public. With an estimated eight million people signing up for private health insurance, the healthcare industry received a new influx of customers further driving healthcare demand.

Blue-chip medical product companies returned 28% during the fiscal year on the heels of pharmaceutical sales and anticipation within their drug pipelines. Typically, this sector services the larger market cap companies that feature familiar brands and can therefore boast larger research and development budgets, further expanding their potential revenue and product lineup.

Other sectors also contributed during the fiscal year including small- and mid-cap medical products, which posted a gain of 29% within the Fund’s benchmark, the Russell 3000 Healthcare Index. Unlike larger companies in the healthcare industry, this sector focuses on companies that target specific medical needs or medications and as such, typically rely on the success of their abbreviated lineup of products or services. With products ranging from bone growth stimulators to robotic surgical systems, the targeted clientele of these companies had a direct effect within the sector.

Within the Fund

For the fiscal year ended Sept. 30, 2014, Delaware Healthcare Fund posted a positive return, but fell short of its benchmark, the Russell 3000 Healthcare Index. The Fund returned +22.68% (Class A shares at net asset value) and +15.62% at maximum offering price (both figures reflect all distributions). During the same period, the benchmark gained 26.87%. For complete, annualized performance of Delaware Healthcare Fund, please see the table on page 4.

Despite falling short compared to its benchmark, the Fund benefited from strong security selection in the period. Underweight certain sectors of the healthcare landscape, however, the Fund was underexposed and subject to shortfalls versus the benchmark index.

Biotechnology was the Fund’s strongest-performing sector, driven mainly by the triple-digit success of Idenix Pharmaceuticals. As a developer of hepatitis C drugs, Idenix Pharmaceuticals was acquired by Merck during the Fund’s fiscal year – Merck looked to

Portfolio management review Delaware Healthcare Fund

strengthen its hepatitis C portfolio by offering Idenix more than triple its current share price at the time of the acquisition. With 150 million people treated for hepatitis C worldwide, and newer medicines coming to market with higher cure rates and fewer side effects, the market experienced a rise of acquisitions and partnerships in this field. Idenix Pharmaceuticals was a recent beneficiary of this trend.

Within the healthcare services sector, WellPoint announced the changing of its name to Anthem (subject to a November 2014 vote) as the company prepares to realign to a more consumer-focused identity. WellPoint has experienced a surge in memberships over the years by benefiting from Medicaid expansion into the government segment.

Within the blue-chip medical products sector, holdings of Teva Pharmaceutical Industries benefited as the U.S. and European leader in the generic drug space. Teva returned 45% during the fiscal year. The Fund further benefited from owning this stock by its exclusion from the benchmark index as the company successfully increased the longevity of its top-selling drug Copaxone, in addition to further enhancing its competitive position in this space.

Underperformance was driven mainly by security selection during the fiscal year. The Fund decreased its exposure in the small- and mid-cap medical product sector during this period, which detracted from performance as the benchmark index’s segmentation of this market experienced strong growth.

Despite biotechnology firm Seattle Genetics experiencing increased sales in Adcetris, the company’s antibody-drug conjugates (ADCs), along with license agreement revenues, investors expected higher sales for this drug and became concerned that its upside may be limited. We feel Seattle Genetics is positioned well within the ADC marketplace and it even secured a collaboration agreement with Genmab late in the Fund’s fiscal year, which could result in potential revenue in the form of royalties. We believe the company’s collaboration efforts with other companies, along with recent earnings reports, may further benefit ADC collaboration efforts.

Biotechnology firm ImmunoGen, a developer of targeted anticancer therapeutics, underperformed during the fiscal year on the heels of weaker revenue from its flagship therapy drug Kadcyla. Revenues for the company are still supported by alliances with larger distributor companies further providing upside potential for the company going forward.

Near the end of the fiscal year, we introduced GlaxoSmithKline into the Fund; however, the stock underperformed shortly thereafter as a result of a U.S. anti-bribery probe regarding the Chinese consumer healthcare business. A Chinese court later found GlaxoSmithKline guilty of bribery and fined the company nearly $500 million as a result of its involvement. Investors continue to show concern as GlaxoSmithKline has been unable to participate in the recent European healthcare boom as forecasts and sales have recently declined. Despite recent struggles, the company remains a global pharmaceutical leader and we feel the company’s long-term valuations still appear attractive from our viewpoint.

Despite a full year into the program, there are still plenty of unknowns related to healthcare law reforms in the United States.

Thus far, we think one thing is certain: An ambitious healthcare law, no matter how well intentioned, stands small chance of satisfying all stakeholders at once. Employers, for instance, have already begun balking at the higher expenses they will be responsible for as part of the Affordable Care Act. They are taking a close look at costs and are considering cuts that might not have been on the table before.

2

Outside of the U.S., a virtually untapped market of a rising middle class demographic within emerging market economies is becoming more solidified. As such, it is slowly accessing more discretionary money, enabling more individuals to demand goods and services, including healthcare. Several of these countries’ leaders have already taken measures to provide enhanced public healthcare systems, which could be beneficial to global healthcare companies. We will continue to monitor this trend for any future investment opportunities.

Despite the unpredictability of broad market movements and regional developments, our long-standing approach to managing the Fund remains unchanged. We put a premium on disciplined, intensive research when analyzing investment opportunities for the Fund’s portfolio. We favor companies that exhibit such traits as:

•	proven competitiveness

•	seasoned management teams

•	stock valuations that are discounted meaningfully from our estimates of intrinsic value.

Factors like these are part of our daily considerations as we follow our conservative, stock-by-stock approach to portfolio management.

A closing note on the global reach of Delaware Healthcare Fund: Our approach to healthcare investing considers opportunities around the globe, as we seek to avoid undue reliance on developments within the U.S., or any other geographic region.

3

Performance summary
Delaware Healthcare Fund	September 30, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2014
	1 year	3 years	5 years	Lifetime
Class A (Est. Sept. 28, 2007)
Excluding sales charge	+22.68%	+30.01%	+22.26%	+19.69%
Including sales charge	+15.62%	+27.47%	+20.83%	+18.68%
Class C (Est. Jan. 28, 2010)
Excluding sales charge	+21.77%	+29.03%	n/a	+19.93%
Including sales charge	+20.77%	+29.03%	n/a	+19.93%
Class R (Est. Jan. 28, 2010)
Excluding sales charge	+22.46%	+29.70%	n/a	+20.52%
Including sales charge	+22.46%	+29.70%	n/a	+20.52%
Institutional Class (Est. Sept. 28, 2007)
Excluding sales charge	+23.00%	+30.33%	+22.54%	+19.89%
Including sales charge	+23.00%	+30.33%	+22.54%	+19.89%
Russell 3000 Healthcare Index	+26.87%	+29.38%	+20.11%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Healthcare companies are subject to extensive government regulation and their profitability can be affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and malpractice or other litigation.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

“Nondiversified” funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.38%	2.13%	1.63%	1.13%
(without fee waivers)
Net expenses	1.38%	2.13%	1.63%	1.13%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

5

Performance summary Delaware Healthcare Fund

Performance of a $10,000 Investment1

Average annual total returns from Sept. 28, 2007 (Fund’s inception), through Sept. 30, 2014

For period beginning Sept. 28, 2007, through Sept. 30, 2014	Starting value	Ending value
Delaware Healthcare Fund — Class A shares	$9,425	$33,192
Russell 3000 Healthcare Index	$10,000	$21,616

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Sept. 28, 2007, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 6.

The chart also assumes $10,000 invested in the Russell 3000 Healthcare Index as of Sept. 28, 2007. The Russell 3000 Healthcare Index

measures the performance of all healthcare holdings included in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DLHAX	24610E101
Class C	DLHCX	24610E200
Class R	DLRHX	24610E309
Institutional Class	DLHIX	24610E408

6

Disclosure of Fund expenses

For the six-month period from April 1, 2014 to September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2014 to Sept. 30, 2014.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses For the six-month period from April 1, 2014 to September 30, 2014 (Unaudited)

Delaware Healthcare Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	4/1/14	9/30/14	Expense Ratio	4/1/14 to 9/30/14*
Actual Fund return†
Class A	$1,000.00	$1,064.60	1.37%	$7.09
Class C	1,000.00	1,060.60	2.12%	10.95
Class R	1,000.00	1,063.40	1.62%	8.38
Institutional Class	1,000.00	1,065.90	1.12%	5.80
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,018.20	1.37%	$6.93
Class C	1,000.00	1,014.44	2.12%	10.71
Class R	1,000.00	1,016.95	1.62%	8.19
Institutional Class	1,000.00	1,019.45	1.12%	5.67

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

8

Security type / sector allocation and top 10

equity holdings

Delaware Healthcare Fund	As of September 30, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stock²	100.54%
Biotechnology	9.64%
Blue Chip Medical Products	57.03%
Healthcare Services	17.65%
Other	12.40%
Small/Mid-Cap Medical Products	3.82%
Right	0.07%
Total Value of Securities	100.61%
Liabilities Net of Receivables and Other Assets	(0.61%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Lilly (Eli)	8.85%
Teva Pharmaceutical Industries ADR	6.27%
GlaxoSmithKline ADR	5.63%
Pfizer	5.38%
UCB	5.16%
Bristol-Myers Squibb	3.98%
Fresenius Medical Care	3.66%
Chugai Pharmaceutical	3.35%
WellPoint	3.27%
SINA	3.09%

Schedule of investments

Delaware Healthcare Fund	September 30, 2014

	Number of shares	Value (U.S. $)
Common Stock – 100.54%²
Biotechnology – 9.64%
Active Biotech †	222,754	$910,636
Ambit Biosciences †	76,500	1,178,100
Dyax †	650,000	6,578,000
Epizyme †	20,000	542,200
Galectin Therapeutics †	20,000	100,600
ImmunoGen †	290,000	3,071,100
Intercept Pharmaceuticals †	8,000	1,893,520
Ligand Pharmaceuticals Class B †	60,000	2,819,400
Momenta Pharmaceuticals †	100,000	1,134,000
Myriad Genetics †	80,000	3,085,600
Regeneron Pharmaceuticals †	20,000	7,210,400
Seattle Genetics †	215,000	7,993,700
Vanda Pharmaceuticals †	130,000	1,349,400
Vertex Pharmaceuticals †	40,000	4,492,400

		42,359,056

Blue Chip Medical Products – 57.03%
Abbott Laboratories	38,000	1,580,420
AbbVie	30,000	1,732,800
Allergan	30,000	5,345,700
Amgen	80,000	11,236,800
AstraZeneca	120,000	8,640,138
Baxter International	5,000	358,850
Biogen Idec †	5,000	1,654,050
Boston Scientific †	1,100,000	12,991,000
Bristol-Myers Squibb	341,737	17,490,100
Chugai Pharmaceutical	508,500	14,721,994
Gilead Sciences †	112,000	11,922,400
GlaxoSmithKline ADR	538,000	24,731,860
Hospira †	60,000	3,121,800
Johnson & Johnson	70,000	7,461,300
Lilly (Eli)	600,000	38,910,000
Medtronic	75,000	4,646,250
Merck	80,000	4,742,400
Pfizer	800,000	23,656,000
Stryker	20,000	1,615,000
Teva Pharmaceutical Industries ADR	513,000	27,573,750
UCB	249,785	22,678,386
Zimmer Holdings	38,000	3,820,900

		250,631,898

Healthcare Services – 17.65%
Aetna	107,000	8,667,000

	Number of shares	Value (U.S. $)
Common Stock² (continued)
Healthcare Services (continued)
DaVita HealthCare Partners †	60,000	$4,388,400
Fresenius Medical Care	230,000	16,065,369
Fresenius Medical Care ADR	200,000	6,940,000
Humana	10,000	1,302,900
Quest Diagnostics	220,000	13,349,600
Tenet Healthcare †	120,000	7,126,800
UnitedHealth Group	62,000	5,347,500
WellPoint	120,000	14,354,400

		77,541,969

Other – 12.40%
Airmedia Group ADR †	200,000	348,000
Alibaba Group Holding ADR †	4,200	373,170
Bank of America	130,000	2,216,500
Blue Nile †	97,100	2,772,205
Cia de Minas Buenaventura ADR	115,300	1,335,174
E-Commerce China Dangdang ADR †	500,000	6,100,000
eLong ADR @†	80,865	1,664,202
Idreamsky Technology ADR †	70,000	1,190,700
Kinross Gold †	400,000	1,320,000
News Class A †	500,000	8,175,000
Nuance Communications †	150,000	2,312,250
SINA †	330,000	13,576,200
Sohu.com †	190,000	9,543,700
Yahoo †	35,100	1,430,325
Youku Tudou ADR †	120,000	2,150,400

		54,507,826

Small/Mid-Cap Medical Products – 3.82%
Avon Products	190,000	2,394,000
CareFusion †	120,000	5,430,000
Intuitive Surgical †	9,250	4,271,835
Nobel Biocare Holding	100,000	1,775,520
Straumann Holding Class R	12,800	2,904,185

		16,775,540

Total Common Stock (cost $374,216,925)		441,816,289

Right – 0.07%
Furiex Pharmaceuticals	30,000	300,000

Total Right (cost $0)		300,000

11

Schedule of investments Delaware Healthcare Fund

Total Value of Securities – 100.61% (cost $374,216,925)	$442,116,289

@	Illiquid security. At Sept. 30, 2014, the aggregate value of illiquid securities was $1,964,202, which represented 0.45% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income-producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

12

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Statement of assets and liabilities Delaware Healthcare Fund	September 30, 2014

Assets:
Investments, at value[1]	$442,116,289
Receivable for fund shares sold	2,570,410
Dividends and interest receivable	484,675

Total assets	445,171,374

Liabilities:
Cash overdraft	3,181,056
Payable for fund shares redeemed	1,558,095
Payable for securities purchased	409,021
Investment management fees payable	311,765
Other accrued expenses	152,360
Distribution fees payable to affiliates	92,193
Other affiliates payable	37,042
Trustees’ fees and expenses payable	1,119

Total liabilities	5,742,651

Total Net Assets	$439,428,723

Net Assets Consist of:
Paid-in capital	$329,766,369
Undistributed net investment income	6,260
Accumulated net realized gain on investments	41,762,689
Net unrealized appreciation of investments and foreign currencies	67,893,405

Total Net Assets	$439,428,723

14

Net Asset Value
Class A:
Net assets	$185,733,485
Shares of beneficial interest outstanding, unlimited authorization, no par	9,012,438
Net asset value per share	$20.61
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$21.87

Class C:
Net assets	$62,398,109
Shares of beneficial interest outstanding, unlimited authorization, no par	3,124,025
Net asset value per share	$19.97

Class R:
Net assets	$4,506,247
Shares of beneficial interest outstanding, unlimited authorization, no par	220,396
Net asset value per share	$20.45

Institutional Class:
Net assets	$186,790,882
Shares of beneficial interest outstanding, unlimited authorization, no par	9,022,705
Net asset value per share	$20.70
[1] Investments, at cost	$374,216,925

See accompanying notes, which are an integral part of the financial statements.

15

Statement of operations Delaware Healthcare Fund	Year ended September 30, 2014

Investment Income:
Dividends	$5,283,786
Interest	617
Foreign tax withheld	(151,847)

5,132,556

Expenses:
Management fees	3,209,465
Distribution expenses – Class A	489,336
Distribution expenses – Class C	472,148
Distribution expenses – Class R	17,753
Dividend disbursing and transfer agent fees and expenses	445,180
Accounting and administration expenses	133,447
Registration fees	125,080
Reports and statements to shareholders	79,373
Custodian fees	68,460
Legal fees	33,015
Audit and tax	32,366
Trustees’ fees and expenses	17,757
Other	19,075

5,142,455
Less expense paid indirectly	(161)

Total operating expenses	5,142,294

Net Investment Loss	(9,738)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	49,141,640
Foreign currencies	4,428
Foreign currency exchange contracts	(105,898)

Net realized gain	49,040,170

Net change in unrealized appreciation (depreciation) of:
Investments	24,196,228
Foreign currencies	4,446
Foreign currency exchange contracts	(12,995)

Net change in unrealized appreciation (depreciation)	24,187,679

Net Realized and Unrealized Gain	73,227,849

Net Increase in Net Assets Resulting from Operations	$73,218,111

See accompanying notes, which are an integral part of the financial statements.

16

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Statements of changes in net assets Delaware Healthcare Fund

	Year ended
	9/30/14	9/30/13
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(9,738)	$(63,341)
Net realized gain	49,040,170	4,176,115
Net change in unrealized appreciation (depreciation)	24,187,679	39,412,664

Net increase in net assets resulting from operations	73,218,111	43,525,438

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(131,182)
Class R	—	(484)
Institutional Class	—	(45,783)

Net realized gain:
Class A	(4,452,800)	—
Class C	(881,858)	—
Class R	(69,204)	—
Institutional Class	(2,279,109)	—

	(7,682,971)	(177,449)

Capital Share Transactions:
Proceeds from shares sold:
Class A	93,268,028	118,525,041
Class C	31,685,183	20,526,756
Class R	2,826,530	1,394,249
Institutional Class	120,177,841	72,383,405

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,735,112	125,026
Class C	857,272	—
Class R	69,204	484
Institutional Class	1,644,574	33,168

	254,263,744	212,988,129

18

	Year ended
	9/30/14	9/30/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(112,698,326)	$(21,150,205)
Class C	(6,346,247)	(1,507,419)
Class R	(1,332,062)	(287,558)
Institutional Class	(42,225,492)	(7,368,715)

	(162,602,127)	(30,313,897)

Increase in net assets derived from capital share transactions	91,661,617	182,674,232

Net Increase in Net Assets	157,196,757	226,022,221

Net Assets:
Beginning of year	282,231,966	56,209,745

End of year	$439,428,723	$282,231,966

Undistributed (Distributions in excess of) net investment income	$6,260	$(12,995)

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights Delaware Healthcare Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

Year ended
9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

$17.190	$11.940	$10.350	$10.410	$10.070

0.001	(0.007)	0.059	(0.006)	0.027
3.839	5.294	2.288	0.606	1.615

3.840	5.287	2.347	0.600	1.642

—	(0.037)	(0.002)	(0.009)	(0.022)
(0.420)	—	(0.755)	(0.651)	(1.280)

(0.420)	(0.037)	(0.757)	(0.660)	(1.302)

$20.610	$17.190	$11.940	$10.350	$10.410

22.68%	44.50%	23.96%	5.89%	17.38%

$185,734	$165,780	$41,425	$36,584	$7,610
1.35%	1.38%	1.55%	1.60%	1.52%
1.35%	1.43%	1.63%	1.85%	2.59%
0.01%	(0.05% )	0.52%	(0.06% )	0.17%
0.01%	(0.10% )	0.44%	(0.31% )	(0.90% )
60%	29%	88%	101%	199%

21

Financial highlights Delaware Healthcare Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[2]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended					1/28/10[1] to
9/30/14	9/30/13		9/30/12	9/30/11	9/30/10

$16.800	$11.710		$10.240	$10.370	$10.020

(0.139)	(0.117)		(0.026)	(0.089)	(0.026)
3.729	5.207		2.251	0.610	0.376

3.590	5.090		2.225	0.521	0.350

(0.420)	—		(0.755)	(0.651)	—

(0.420)	—		(0.755)	(0.651)	—

$19.970	$16.800		$11.710	$10.240	$10.370

21.77%	43.47%		22.96%	5.11%	3.49%

$62,398	$28,557		$5,446	$4,930	$529
2.10%	2.13%		2.30%	2.35%	2.35%
2.10%	2.13%		2.33%	2.55%	3.29%
(0.74% )	(0.80%	)	(0.23% )	(0.81% )	(0.66%	)
(0.74% )	(0.80%	)	(0.26% )	(1.01% )	(1.60%	)
60%	29%		88%	101%	199%	[4]

23

Financial highlights Delaware Healthcare Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended				1/28/10[1] to
9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

$17.100	$11.870	$10.320	$10.400	$10.020

(0.046)	(0.044)	0.030	(0.036)	0.006
3.816	5.281	2.275	0.607	0.374

3.770	5.237	2.305	0.571	0.380

—	(0.007)	—	—	—
(0.420)	—	(0.755)	(0.651)	—

(0.420)	(0.007)	(0.755)	(0.651)	—

$20.450	$17.100	$11.870	$10.320	$10.400

22.46%	44.15%	23.60%	5.60%	3.79%

$4,506	$2,360	$773	$293	$5
1.60%	1.63%	1.80%	1.85%	1.85%
1.60%	1.73%	1.93%	2.15%	2.89%
(0.24% )	(0.30% )	0.27%	(0.31% )	(0.16%	)
(0.24% )	(0.40% )	0.14%	(0.61% )	(1.20%	)
60%	29%	88%	101%	199%	[4]

25

Financial highlights Delaware Healthcare Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended
9/30/14	9/30/13	9/30/12	9/30/11	9/30/10

$17.230	$11.960	$10.370	$10.430	$10.070

0.050	0.031	0.086	0.022	0.034
3.840	5.304	2.290	0.602	1.628

3.890	5.335	2.376	0.624	1.662

—	(0.065)	(0.031)	(0.033)	(0.022)
(0.420)	—	(0.755)	(0.651)	(1.280)

(0.420)	(0.065)	(0.786)	(0.684)	(1.302)

$20.700	$17.230	$11.960	$10.370	$10.430

23.00%	44.86%	24.26%	6.13%	17.61%

$186,791	$85,535	$8,566	$8,643	$3,133
1.10%	1.13%	1.30%	1.35%	1.35%
1.10%	1.13%	1.33%	1.55%	2.29%
0.26%	0.20%	0.77%	0.19%	0.34%
0.26%	0.20%	0.74%	(0.01% )	(0.60% )
60%	29%	88%	101%	199%

27

Notes to financial statements

Delaware Healthcare Fund	September 30, 2014

Delaware Group® Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Healthcare Fund and Delaware Smid Cap Growth Fund. These financial statements and the related notes pertain to Delaware Healthcare Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term capital growth through capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Sept. 30, 2011–Sept. 30, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception date of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Sept. 30, 2014, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also

29

Notes to financial statements Delaware Healthcare Fund 1. Significant Accounting Policies (continued)

recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Sept. 30, 2014.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Sept. 30, 2014, the Fund earned $161 under this agreement.

During the year ended Sept. 30, 2014, the Fund frequently maintained a negative cash balance with its custodian, which is considered a form of borrowing or leverage. If the Fund maintains a negative cash balance and the Fund’s investments decrease in value, the Fund’s losses will be greater than if the Fund did not maintain a negative cash balance. The Fund is required to pay interest to the custodian on negative cash balances. During the year ended Sept. 30, 2014, the Fund incurred approximately $36,662 in overdraft fees at an average rate of 0.58% and these fees are included in “Custodian fees” in the “Statement of operations.” During the year ended Sept. 30, 2014, the Fund had an average outstanding overdraft balance of 1.65% based on the average net assets.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of the average daily net assets of the Fund; 0.80% on the next $500 million; 0.75% on the next $1.5 billion; and 0.70% on average daily net assets in excess of $2.5 billion.

Prior to Jan. 28, 2014, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan, taxes, interest, short sale, and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, (collectively, nonroutine expenses)) did not exceed 1.35% of the Fund’s average daily net assets. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements applied only to expenses paid directly by the Fund.

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Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Sept. 30, 2014, the Fund was charged $18,135 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Sept. 30, 2014, the amount charged by DSC was $82,030. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Sept. 30, 2014, the Fund was charged $10,575 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

For the year ended Sept. 30, 2014, DDLP earned $200,432 for commissions on sales of the Fund’s Class A shares. For the year ended Sept. 30, 2014, DDLP received gross CDSC commissions of $54 and $0 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Sept. 30, 2014, the Fund made purchases of $294,440,493 and sales of $228,873,919 of investment securities other than short-term investments.

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Notes to financial statements Delaware Healthcare Fund 3. Investments (continued)

At Sept. 30, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$375,767,433

Aggregate unrealized appreciation	$91,964,794
Aggregate unrealized depreciation	(25,615,938)

Net unrealized appreciation	$66,348,856

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for identical or similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

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The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Sept. 30, 2014:

	Level 1	Level 3	Total
Common Stock
Biotechnology	$42,359,056	$—	$42,359,056
Blue Chip Medical Products	250,631,898	—	250,631,898
Healthcare Services	77,541,969	—	77,541,969
Other	54,507,826	—	54,507,826
Small/Mid-Cap Medical Products	16,775,540	—	16,775,540
Right	—	300,000	300,000

Total	$441,816,289	$300,000	$442,116,289

During the year ended Sept. 30, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the Fair Valuation Procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s net asset value is determined) will be established using a separate pricing feed from a third party vendor designed to establish a price for each security as of the time that the Fund’s net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Sept. 30, 2014 and 2013 were as follows:

	Year Ended
	9/30/14	9/30/13
Ordinary income	$5,835,347	$177,449
Long-term capital gains	1,847,624	—

Total	$7,682,971	$177,449

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Notes to financial statements Delaware Healthcare Fund

5. Components of Net Assets on a Tax Basis

As of Sept. 30, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$329,766,369
Undistributed ordinary income	28,159,579
Undistributed long-term capital gains	15,159,878
Unrealized appreciation	66,342,897

Net assets	$439,428,723

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax recognition of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and sales of passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended Sept. 30, 2014, the Fund recorded the following reclassifications:

Undistributed net investment income	$28,993
Accumulated net realized gain	(28,993)

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6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	9/30/14	9/30/13
Shares sold:
Class A	4,946,863	7,580,813
Class C	1,714,079	1,342,148
Class R	149,460	93,567
Institutional Class	6,168,667	4,745,070

Shares issued upon reinvestment of dividends and distributions:
Class A	211,861	10,585
Class C	49,870	—
Class R	3,950	41
Institutional Class	93,071	2,810

	13,337,821	13,775,034

Shares redeemed:
Class A	(5,787,936)	(1,419,696)
Class C	(339,826)	(107,111)
Class R	(71,000)	(20,712)
Institutional Class	(2,203,599)	(499,500)

	(8,402,361)	(2,047,019)

Net increase	4,935,460	11,728,015

Certain shareholders of Class A and Class C shares may exchange their shares for Institutional Class shares. For the year ended Sept. 30, 2014, 556 Class A shares were exchanged to 555 Institutional Class shares valued at $10,657 and 2,236 Class C shares were exchanged to 2,164 Institutional Class shares valued at $41,205. These exchange transactions are included as subscriptions and redemptions in the table above and the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

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Notes to financial statements Delaware Healthcare Fund 7. Line of Credit (continued)

On Nov. 12, 2013, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement will expire on Nov. 10, 2014.

The Fund had no amounts outstanding as of Sept. 30, 2014, or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at Sept. 30, 2014.

During the year ended Sept. 30, 2014, the Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the year ended Sept. 30, 2014, the Fund held foreign currency exchange contracts which are reflected in the “Statement of operations” under “Net realized gain (loss) on foreign currency exchange contracts.”

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Sept. 30, 2014.

	Long Derivative		Short Derivative
	Volume		Volume
Foreign currency exchange contracts (average cost)	USD	136,005	USD	106,648

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9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a

37

Notes to financial statements Delaware Healthcare Fund 9. Securities Lending (continued)

time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the year ended Sept. 30, 2014, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the healthcare industry and is subject to the risks associated with that industry. The value of the Fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Sept. 30, 2014, there were no Rule 144A securities held by the Fund. Illiquid securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

38

Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

13. Subsequent Events

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. Also effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Fund.

On Nov. 10, 2014, the Fund, along with the other Participants, entered into an agreement for a $275,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. The line of credit under the agreement expires on Nov. 9, 2015.

Management has determined that no other material events or transactions occurred subsequent to Sept. 30, 2014 that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds IV

and the Shareholders of Delaware Healthcare Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Delaware Healthcare Fund (one of the series constituting Delaware Group Equity Funds IV, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 18, 2014

Other Fund information (Unaudited)

Delaware Healthcare Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Sept. 30, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	24.05%
(B) Ordinary Income Distributions (Tax Basis)*	75.95%
Total Distributions	100.00%
(C) Qualifying Dividend[1]	8.19%

(A)	and (B) are based on a percentage of the Fund’s total distributions.

(C)	is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended Sept. 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, as extended by the Tax Relief Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, and made permanent by the American Taxpayer Relief Act of 2012. The Fund intends to report up to a maximum of 10.82% to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

Board consideration of Delaware Healthcare Fund investment management agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware Healthcare Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to

Other Fund information (Unaudited) Delaware Healthcare Fund

Board consideration of Delaware Healthcare Fund investment management agreement (continued)

advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain funds; and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, to the extent applicable, ended March 31, 2014. The Board’s objective is that the Fund’s performance for

42

the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional health/ biotechnology funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the second quartile. The report further showed that the Fund’s total return for the three- and five-year periods was in the third quartile and first quartile, respectively, of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered that the Fund’s total expenses as a percentage of assets have declined over the last few years as the assets in the Fund have increased. The Board also considered various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve

43

Other Fund information (Unaudited) Delaware Healthcare Fund

Board consideration of Delaware Healthcare Fund investment management agreement (continued)

services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

44

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Patrick P. Coyne has served in	65	Board of Governors Member
various executive capacities		Investment Company
at different times at		Institute (ICI)
Delaware Investments.[2]
Director and Audit
Committee Member
Kaydon Corp.
(2007–2013)

Private Investor	65	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Executive Vice President	65	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risk and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004-2014)
(July 2004–March 2011)

President	65	Director — Hershey Trust
Drexel University
(August 2010–Present)		Director and Audit
Committee Member
President		Community Health Systems
Franklin & Marshall College
(July 2002–July 2010)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

48

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	65	None
(2004–Present)

Chief Executive Officer —	65	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	65	Director — HSBC Finance
(2010–April 2013)		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

49

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

50

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer	65	Director, Audit
(January 2006–July 2012)		Committee Chair, Investment
Vice President —		Committee Member,
Mergers & Acquisitions		and Governance
(January 2003–January 2006),		Committee Member
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)
Founder	65	Director and Compensation
Investor Analytics		Committee Chairman
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

51

Board of trustees / directors and officers addendum Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000 –
May 2013; Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005 –
February 2012;
General Counsel and
Chief Legal Officer
since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]

Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]

David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]

Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

53

About the organization

Board of trustees

Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA	Former Executive Vice President State Street Corporation Brookline, MA John A. Fry President Drexel University Philadelphia, PA	Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú International Miami, FL

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Corporation

St. Paul, MN

J. Richard Zecher

Founder

Investor Analytics

Scottsdale, AZ

Affiliated officers

David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware Healthcare Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

54

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $54,000 for the fiscal year ended September 30, 2014.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $47,170 for the fiscal year ended September 30, 2013.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2014.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended September 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2013.
____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended September 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,270 for the fiscal year ended September 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2014.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $9,000 for the fiscal year ended September 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2013.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2013.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,653,375 and $ 7,732,970 for the registrant’s fiscal years ended September 30, 2014 and September 30, 2013, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® EQUITY FUNDS IV

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 3, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	December 3, 2014

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 3, 2014